                                                                    Exhibit 10.2

                              SETTLEMENT AGREEMENT

      This Settlement Agreement (the "Agreement") is made and entered into effective as of the 8th day of January, 2004 by and among (a) Herbert Dicker; HBD, Inc.; Robert Hildorf; RKL, Inc.; Ray Jiruska; HRB, LLC; RLJ Enterprises, Inc.; DFJ Enterprises, Inc.; RRJ Enterprises, Inc.; DEJ Enterprises, Inc.; Moore Business Service, Inc. ("MBS"); T.J. Enterprises, Inc. ("TJ Enterprises"); Block Mountain West, Inc. ("BMWI"); Orr Enterprises Limited Partnership ("Orr"); S.E. Iowa Business Services, Inc. ("S.E. IBS"); Taxsavers, Inc. and JBW Limited Partnership ("JBW") (collectively, the "Plaintiffs"); and (b) H&R Block, Inc.; Block Financial Corporation; HRB Royalty, Inc.; H&R Block Tax Services, Inc. and H&R Block Eastern Tax Services, Inc. (collectively, the "Defendants").

                                    RECITALS

      A. Plaintiffs have asserted various claims against Defendants related to alleged breaches of contract and certain other claims and Defendants have asserted certain counterclaims against Plaintiffs, all as more fully described in the pleadings filed in the lawsuit of Smith, et. al. v. H&R Block, Inc. et. al., Case No. 99CV206379, Cir. Ct. of Jackson County, MO (the "Litigation").

      B. On October 29, 2003, judgment (the "JBW Judgment") was entered in the Litigation in favor of JBW in the following amounts: (1) with respect to the fair and equitable payment set forth in paragraph 24 of the applicable major franchise agreements, judgment in the amount of $3,197,046.00 and (2) with respect to the breach of contract claim arising out of paragraph 2 of the applicable major franchise agreements, judgment in the amount of $921,973.00.

      C. Plaintiffs and Defendants have each filed various post-judgment motions with respect to the JBW Judgment.

      D. The parties desire to settle and compromise the Litigation.

                                    AGREEMENT

      In consideration of the respective obligations set forth below, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

      1. Aggregate Payment. HRB Royalty, Inc. or its affiliates ("Block") shall pay the Plaintiffs an aggregate amount of $130,095,867.84 on or before the close of business on January 23, 2004. The amount set forth in this paragraph reflects and includes all of the components, computations and adjustments, including those as to rent and yellow pages advances by certain franchisees and those as to the JBW Judgment, set forth in the Transcript of Proceedings of Settlement Agreement before the Honorable Jay A. Daugherty, attached hereto as Exhibit C.

      2. Method of Payment. The payment of the sum set forth in Section 1 of this Agreement shall be made by Block via wire transfer to the Lathrop & Gage trust account, and the division of that sum among the Plaintiffs will be at the sole discretion of the Plaintiffs. The Plaintiffs have already agreed to that division among themselves, and such amount will be divided by the Plaintiffs and their counsel upon receipt of the sum from Block.

      3. Dismissals with Prejudice. Upon receipt by Plaintiffs' counsel of the sum set forth in Section 1 of this Agreement, the parties through their counsel shall file with the Jackson County Circuit Court a stipulation of dismissal with prejudice of their claims and counterclaims in the Litigation in the form attached hereto as Exhibit D. The stipulation of dismissal shall provide that each of the parties shall bear their own respective costs, including but not limited to their attorneys' fees. The parties acknowledge that Block's dismissal of Count I of its counterclaims does not affect the validity or enforceability of a) the Franchisee's covenant not to compete contained in any major franchise agreement or b) any Exhibit B Agreements.

      In addition, plaintiffs JBW and Taxsavers, Inc. agree to join with Defendants in a stipulation to dismiss with prejudice the case numbered C.A. No. 4-00-CV-00488 WRW, now stayed and administratively closed in the United States District Court for the Eastern District of Arkansas.

      4. Satisfaction of Judgment. Upon receipt by Plaintiff's counsel of the payment set forth in Section 1 of this Agreement, JBW, prior to its filing of a dismissal with prejudice of its claims in the Litigation, shall file a satisfaction of the JBW Judgment entered on October 29, 2003. Said satisfaction shall contain a provision stating that all court costs have been satisfied.

      5. Non-Competition Agreements. Each person who is an equity owner of any of the Plaintiffs and who was actively working in the business operated under the respective major franchise agreements (as identified by name below, and collectively, the "Equity Owners") shall be subject to the non-competition provisions of his or her respective major franchise agreements by virtue of signing a written agreement in the form attached hereto as Exhibit B. Plaintiffs shall cause all Equity Owners listed below to sign the Exhibit B Agreements and Plaintiffs shall deliver the executed forms to Jennifer Gille Bacon on or before the close of business on Tuesday, January 20, 2004. Notwithstanding anything herein to the contrary, Robert Russell, the son of Beverly Fisher, shall not be subject to this Section 5 and shall not be required to sign an Exhibit B Agreement. The obligations of the individuals who sign an Exhibit B Agreement shall not extend beyond the obligations contained in the underlying major franchise agreements. For example, to the extent the major franchise agreement provides for governance under Missouri law, Missouri law shall also apply to the obligations of the individuals signing the Exhibit B Agreement. The individuals who are the Equity Owners and who shall be required pursuant to this provision to sign the Exhibit B Agreements are as follows:

            a.    JBW: James H. Williams, Sr.

            b. Block Mountain West, Inc.: Monte Nelson, David Nelson and Michael Nelson

            c.    TJ Enterprises, Inc.: Monte Nelson, David Nelson and Michael
                  Nelson

            d.    HRB, L.L.C.: Rodney Jiruska and David Jiruska

            e.    Moore Business Service, Inc.: Stephen A. Moore, Jr.

            d.    Taxsavers, Inc.: C. Dale Stuart, Jr.

            e.    HBD, Inc.: Herbert Dicker

            f.    RKL, Inc.: Kurt Hildorf

            g.    S.E. Iowa Business Services, Inc.: Beverly Fisher

            h.    Orr Enterprises Limited Partnership: Harold Orr

      6. Allocation. Block shall prepare an initial proposed allocation for tax purposes of the payment made under this Agreement ("allocation") among the various assets that have been or will be transferred and shall forward the proposed allocation to Plaintiffs' counsel, who will respond with any good faith objections, comments, or proposed changes to that allocation. To the extent there is a dispute regarding the allocation, the parties shall negotiate among themselves in a further good faith effort to resolve any differences. In the event that the parties, despite such good faith negotiations, are unable to agree as to such allocation, they shall submit the dispute regarding such allocation to mediation before the Honorable Jay A. Daugherty. If, despite the efforts of the mediator, the parties are unable to resolve their differences regarding such allocation, each party shall be free to make its own allocation of the various items for tax purposes.

      7. Accounting Firms. Block shall provide a sworn statement by an officer of RSM McGladrey, Inc. ("RSM") in the form attached to this Agreement as Exhibit
A. The signed statement shall be delivered to Bernard J. Rhodes on or before the close of business on Tuesday, January 20, 2004. The parties also acknowledge that a de minimis number of tax returns may have been randomly prepared by RSM McGladrey within the former territories of plaintiffs Orr, Jiruska and S.E. IBS, and agree that less than $100,000 worth of such returns in any given year will not be deemed to be inconsistent with any representations in Exhibit A.

      8. Entire Agreement. This writing memorializes the binding oral agreement reached by the parties on January 8, 2004 as reflected in the Transcript of Proceedings attached hereto as Exhibit C and continues the integration clause contained therein (at pages 22-23) subject to the understanding and agreement that Section 6 and the final two sentences of Section 3 of this writing amend and/or supplement the binding oral agreement ab initio.

      9. Severability. In the event any provision of this Agreement shall be rendered illegal, unenforceable, or invalid for any reason, the remainder of the Agreement shall constitute and remain a valid, binding contract imposing legal obligations upon all parties.

      10. Deliveries. Plaintiffs will provide Defendants executed originals of the Exhibit B Agreements for each of the Equity Owners. Defendants will provide Plaintiffs an executed original of the statement referenced in Section 7 hereof.

      11. Timing of Payment. Subject to Block's receipt of the signed Exhibit B Agreements referenced above, Block shall wire transfer the sums required by this Agreement to Plaintiffs' counsel on or before the close of business on Friday, January 23, 2004. The Tuesday, January 20, 2004, deadline for submission of the signed Exhibit B Agreements shall similarly be the deadline for the submission by Block to Plaintiffs' counsel of the signed statement of the RSM McGladrey officer referenced in Section 7 hereof. In the event Block does not receive all of the above-referenced Exhibit B Agreements by the close of business on Tuesday, January 20, 2004, Block's obligation to wire transfer the sums required by this Agreement shall be delayed until the third business day after the day on which Block receives all such fully executed Exhibit B Agreements.

      12. This Agreement may be signed in counterparts.

                                          HBD, INC.

                                          By:
                                             -----------------------------------
                                          Printed Name:
                                                        ------------------------
                                          Its:
                                               ---------------------------------


                                          --------------------------------------
                                          HERBERT DICKER


                                          S.E. IOWA BUSINESS SERVICES, INC.

                                          By:
                                             -----------------------------------
                                          Printed Name:
                                                        ------------------------
                                          Its:
                                               ---------------------------------


                                          RKL, INC.

                                          By:
                                             -----------------------------------
                                          Printed Name:
                                                        ------------------------
                                          Its:
                                               ---------------------------------


                                          --------------------------------------
                                          ROBERT HILDORF


                                          HRB, LLC

                                          By:
                                             -----------------------------------
                                          Printed Name:
                                                        ------------------------
                                          Its:
                                               ---------------------------------

                                          RLJ ENTERPRISES, INC.

                                          By:
                                             -----------------------------------
                                          Printed Name:
                                                        ------------------------
                                          Its:
                                               ---------------------------------


                                          DFJ ENTERPRISES, INC.

                                          By:
                                             -----------------------------------
                                          Printed Name:
                                                        ------------------------
                                          Its:
                                               ---------------------------------


                                          RRJ ENTERPRISES, INC.

                                          By:
                                             -----------------------------------
                                          Printed Name:
                                                        ------------------------
                                          Its:
                                               ---------------------------------


                                          DEJ ENTERPRISES, INC.

                                          By:
                                             -----------------------------------
                                          Printed Name:
                                                        ------------------------
                                          Its:
                                               ---------------------------------


                                          --------------------------------------
                                          RAY JIRUSKA


                                          T.J. ENTERPRISES, INC.

                                          By:
                                             -----------------------------------
                                          Printed Name:
                                                        ------------------------
                                          Its:
                                               ---------------------------------

                                          MOORE BUSINESS SERVICE, INC.

                                          By:
                                             -----------------------------------
                                          Printed Name:
                                                        ------------------------
                                          Its:
                                               ---------------------------------


                                          BLOCK MOUNTAIN WEST, INC.

                                          By:
                                             -----------------------------------
                                          Printed Name:
                                                        ------------------------
                                          Its:
                                               ---------------------------------


                                          ORR ENTERPRISES LIMITED PARTNERSHIP

                                          By:
                                             -----------------------------------
                                          Printed Name:
                                                        ------------------------
                                          Its:
                                               ---------------------------------


                                          TAXSAVERS, INC.

                                          By:
                                             -----------------------------------
                                          Printed Name:
                                                        ------------------------
                                          Its:
                                               ---------------------------------


                                          JBW LIMITED PARTNERSHIP

                                          By:
                                             -----------------------------------
                                          Printed Name:
                                                        ------------------------
                                          Its:
                                               ---------------------------------

                                          H&R BLOCK, INC.

                                          By:
                                             -----------------------------------
                                          Printed Name:
                                                        ------------------------
                                          Its:
                                               ---------------------------------


                                          BLOCK FINANCIAL CORPORATION

                                          By:
                                             -----------------------------------
                                          Printed Name:
                                                        ------------------------
                                          Its:
                                               ---------------------------------


                                          HRB ROYALTY, INC.

                                          By:
                                             -----------------------------------
                                          Printed Name:
                                                        ------------------------
                                          Its:
                                               ---------------------------------


                                          H&R BLOCK TAX SERVICES, INC.

                                          By:
                                             -----------------------------------
                                          Printed Name:
                                                        ------------------------
                                          Its:
                                               ---------------------------------


                                          H&R BLOCK EASTERN TAX SERVICES, INC.

                                          By:
                                             -----------------------------------
                                          Printed Name:
                                                        ------------------------
                                          Its:
                                               ---------------------------------

                                    EXHIBIT A
                                  RSM AFFIDAVIT


                                  AFFIDAVIT OF

                                DOUGLAS W. OPHEIM

STATE OF MINNESOTA      )
                        ) SS:
COUNTY OF HENNEPIN      )

      BEFORE ME, the undersigned notary public, personally appeared Douglas W. Opheim, who, having been first duly sworn by me, deposes and says that:

      1.    I am the Chief Financial Officer of RSM McGladrey, Inc.

      2. When RSM McGladrey, an H&R Block subsidiary, purchased certain assets from McGladrey and Pullen, LLP, RSM deliberately declined to purchase the tax operations in the franchise territories in which any of H&R Block's major franchisees operated, in order to remain in compliance with their Major Franchise Agreements.

      3. Our understanding is that those tax operations were transferred to a subsidiary of a partnership owned by McGladrey & Pullen or some or all of McGladrey & Pullen's partners. Those partners have operated that tax business under the name McGladrey and Pullen Tax Services.

      4. The transaction was structured such that no Block affiliate receives any revenue from McGladrey & Pullen's tax preparation services. Therefore, no revenue is received by Block from those services to which the 55% payment set out in Paragraph 2 of the Major Franchise Agreement applied.

      5. To the best of my knowledge, neither RSM nor any other affiliate of H&R Block has otherwise received any revenue from tax preparation services performed at any offices in these territories, and RSM has performed no such services at offices in these territories prior to September 21, 2003.

      6. The undersigned acknowledges that a de minimis number of tax returns may have been randomly performed by RSM McGladrey within the former Orr and Jiruska territories, and understands that less than $100,000 worth of such returns in any given year will not be deemed to be inconsistent with any representation herein.

      7.    Further affiant sayeth naught.


                                                --------------------------------
                                                Douglas W. Opheim

            Subscribed and sworn to before me this ____ day of January, 2004.


                                                --------------------------------
                                                Notary Public
                                                My commission expires:
                                                                      ----------

                                    EXHIBIT B
                        FORM OF NON-COMPETITION AGREEMENT

      I agree to be bound personally by the Franchisee's post-termination non-competition provisions of the Major Franchise Agreements identified on
Exhibit 1 to this Agreement for the ______________ franchises. The Franchise Agreements' provisions regarding arbitration shall not apply. The Agreement's provisions regarding applicable laws shall apply.

Dated:
      ----------------------------              --------------------------------

                                                --------------------------------
                                                Printed Name

                                    EXHIBIT D

                IN THE CIRCUIT COURT OF JACKSON COUNTY, MISSOURI
                                 AT KANSAS CITY
                                   DIVISION 15

Wm. R. Smith, Inc., et al.,     )
                                )
      Plaintiffs,               )
                                )
           v.                   )     Case No. 99 CV 206379
                                )
H&R Block, Inc., et al.,        )
                                )
      Defendants.               )

            STIPULATION FOR DISMISSAL OF ALL CLAIMS AND COUNTERCLAIMS

      All remaining plaintiffs in this action, namely Herbert Dicker, HBD, Inc., Robert Hildorf, RKL, Inc., Ray Jiruska, HRB, LLC, RLJ Enterprises, Inc., DFJ Enterprises, Inc., RRJ Enterprises, Inc., DEJ Enterprises, Inc., Moore Business Service, Inc., T.J. Enterprises, Inc., Block Mountain West, Inc., Orr Enterprises Limited Partnership, S.E. Iowa Business Services, Inc., JBW Limited Partnership, and Taxsavers, Inc. (collectively "Plaintiffs"), and all defendants (collectively "Block"), through their respective undersigned counsel, hereby stipulate and agree as follows:

      All claims asserted herein by Plaintiffs against Block shall be dismissed with prejudice;

      All counterclaims asserted herein by Block against Plaintiffs shall be dismissed with prejudice; and

      The parties hereto shall bear their own costs, including attorneys' fees.

-----------------------------                   --------------------------------
Bernard J. Rhodes                               R. Lawrence Ward
R. Kent Sellers                                 Jennifer Gille Bacon
LATHROP & GAGE L.C.                             Karen R. Glickstein
2345 Grand Boulevard                            Shughart, Thomson & Kilroy, P.C.
Kansas City, MO 64108                           120 West 12th Street, Suite 1700
                                                Kansas City, MO 64105
W. Michael Garner
DADY & GARNER, P.A.                             Peter J. Klarfeld
4000 IDS Center                                 Arthur I. Cantor
80 South Eighth Street                          WILEY REIN & FIELDING LLP
Minneapolis, MN 55402                           1776 K Street, NW
                                                Washington, DC 20006
ATTORNEYS FOR PLAINTIFFS
                                                ATTORNEYS FOR DEFENDANTS